UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2021

CALIFORNIA BANCORP

(Exact name of registrant as specified in its charter)

California	001-39242	82-1751097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1300 Clay Street, Suite 500 Oakland, California	94612
(Address of Principal Executive Offices)	(Zip Code)

(510) 457-3737

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CALB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2021, California BanCorp (the “Company”) and its wholly-owned subsidiary, California Bank of Commerce (the “Bank”) each appointed Julie J. Levenson as an additional director. In connection with her appointment, the Company and the Bank increased the number of authorized directors on their respective boards from 10 to 11, appointing Ms. Levenson to fill the resulting vacancy.

Ms. Levenson is a partner and co-founder of La Honda Advisors, an investment banking boutique firm based in Menlo Park, California that provides corporate finance, M&A and strategic advice. Prior to co-founding La Honda Advisors in 2012, Ms. Levenson was a Senior Advisor at PGP Capital Advisors, LLC from September 2011 to May 2012; a Managing Director and Head of the Private Equity Group at Cowen and Company from November 20078 to August 2011; and a Managing Director and Co-Head of the Private Financing Group at Houlihan Lokey from July 2004 to November 2007.

The Company expects that Ms. Levenson will be appointed to the Bank’s Loan Committee. As a director, Ms. Levenson will be entitled to Company’s customary non-employee director compensation and will enter into Company’s and the Bank’s standard indemnity agreements.

There are no arrangements or understandings between Ms. Levenson and any other persons pursuant to which she was selected as a director. There are no family relationships between Ms. Levenson and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Ms. Levenson pursuant to Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing Ms. Levenson’s appointment is included as Exhibit 99.1 to this report and incorporated herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated February 8, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA BANCORP

Date: February 8, 2021	By:	/s/ THOMAS A. SA
Thomas A. Sa Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer